EXHIBIT 99.2

3Q 2005 Supplemental Financial Information November 2, 2005

DTE Energy Company
Historical Operating Net Income
(Preliminary/Unaudited)

(in millions, except per share amounts)

	2004					2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3
Electric Utility	$38	$10	$62	$68	$178	$57	$46	$97
Gas Utility	57	(28)	(31)	26	24	47	(2)	(18)

Total Utilities	$95	$(18)	$31	$94	$202	$104	$44	$79

Power & Industrial Projects
Synfuels	$41	$54	$51	$47	$193	$65	$18	$47
Power Generation	(4)	(4)	(6)	(3)	(17)	(4)	(3)	(1)
All Other Projects	1	6	6	(1)	12	5	8	3
Corporate Overheads	(2)	(3)	(2)	(2)	(9)	—	(3)	(2)

Total Power & Industrial Projects	$36	$53	$49	$41	$179	$66	$20	$47

Unconventional Gas Production	$1	$2	$1	$1	$5	$1	$0	$2

Fuel Transportation & Marketing
Coal Services	$3	$5	$5	$7	$20	$5	$6	$5
Midstream	3	4	4	6	17	8	5	9
Energy Trading and CoEnergy Portfolio	9	(7)	12	30	44	(22)	(7)	(140)
Corporate Overheads	(3)	(3)	(3)	(3)	(12)	(1)	(4)	(3)

Total Fuel Transportation & Marketing	$12	$(1)	$18	$40	$69	$(10)	$0	$(129)

Corporate & Other	(7)	23	(2)	(25)	(11)	(7)	(24)	6

Total Net Income	$137	$59	$97	$151	$444	$154	$40	$5

Earnings Per Diluted Share	$0.80	$0.34	$0.56	$0.86	$2.56	$0.88	$0.23	$0.03

Average Diluted Shares Outstanding	170	174	174	175	173	175	175	177

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES
Earnings Variance Analysis (Preliminary/Unaudited)

Q3 2004 Reported Earnings per Share		$0.54
SAP/DTE2 Implementation project costs		0.02
Effective tax rate normalization		(0.02)
Impairment charge / discontinued operations		0.02

Q3 2004 Operating Earnings per Share		$0.56

Electric Utility		$0.19
Higher gross margin
Weather	0.37
Rate order	0.10
Residential usage	0.08
Choice	0.07
Impacts of residential rate cap	(0.24)
Lower regulatory deferrals	(0.12)
Higher storm expense	(0.10)
Merger interest	0.05
Other	(0.02)
Gas Utility		$0.07
Rate order	0.03
Gas margins	0.02
Merger interest	0.03
Other	(0.01)
Non-Utility (excluding timing-related items)		$0.14
Power & Industrial Projects (excluding Timing-Related Items) — primarily higher synfuel production	0.15
Unconventional Gas Production	0.01
Fuel Transportation & Marketing (excluding Timing-Related Items)	(0.02)
Holding Company		$0.04
Timing-Related Impacts:
Power & Industrial Projects
Deferred recognition of synfuel revenue		(0.21)
Mark-to-market on 2005 synfuel oil hedges		0.05
Fuel Transportation & Marketing
Unrealized mark-to-market impact at Energy Trading — Q3 2004		0.09
Unrealized mark-to-market impact at Energy Trading — Q3 2005		(0.90)

Q3 2005 Operating Earnings per Share		$0.03

SAP/DTE2 implementation project costs	(0.02)
Effective tax rate normalization	(0.06)
Gain on sale of land	0.10
Mark-to-market on 2006 synfuel oil hedges	0.12
Impairment charge / discontinued operations (DTE Energy Technologies)	(0.15)
Q3 2005 Reported Earnings per Share		$0.02

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	(Unaudited)
	September 30	December 31
	2005	2004
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$91	$56
Restricted cash	96	126
Accounts receivable
Customer (less allowance for doubtful accounts of $140 and $129, respectively)	1,372	880
Accrued unbilled revenues	225	378
Other	851	383
Inventories
Fuel and gas	700	509
Materials and supplies	150	159
Assets from risk management and trading activities	1,090	296
Other	411	209

	4,986	2,996

Investments
Nuclear decommissioning trust funds	634	590
Other	565	558

	1,199	1,148

Property
Property, plant and equipment	18,298	18,011
Less accumulated depreciation and depletion	(7,705)	(7,520)

	10,593	10,491

Other Assets
Goodwill	2,049	2,067
Regulatory assets	2,127	2,119
Securitized regulatory assets	1,367	1,438
Notes receivable	454	529
Assets from risk management and trading activities	524	125
Prepaid pension assets	185	184
Other	230	200

	6,936	6,662

Total Assets	$23,714	$21,297

DTE Energy Company
Consolidated Statement of Financial Position (Unaudited)

	(Unaudited)
	September 30	December 31
	2005	2004
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,280	$892
Accrued interest	114	111
Dividends payable	92	90
Accrued payroll	46	33
Income taxes	—	16
Short-term borrowings	875	403
Current portion of long-term debt, including capital leases	888	514
Liabilities from risk management and trading activities	1,566	369
Other	915	581

	5,776	3,009

Other Liabilities
Deferred income taxes	1,282	1,124
Regulatory liabilities	825	817
Asset retirement obligations	952	916
Unamortized investment tax credit	134	143
Liabilities from risk management and trading activities	743	224
Liabilities from transportation and storage contracts	359	387
Accrued pension liability	336	265
Deferred gains from asset sales	227	414
Minority interest	94	132
Nuclear decommissioning	83	77
Other	675	635

	5,710	5,134

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	4,979	5,673
Securitization bonds	1,295	1,400
Equity-linked securities	175	178
Trust preferred-linked securities	289	289
Capital lease obligations	59	66

	6,797	7,606

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 177,825,796 and 174,209,034 shares issued and outstanding, respectively	3,481	3,323
Retained earnings	2,267	2,383
Accumulated other comprehensive loss	(317)	(158)

	5,431	5,548

Total Liabilities and Shareholders’ Equity	$23,714	$21,297

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
	2005	2004
(in Millions)
Operating Activities
Net Income	$155	$318
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	663	536
Deferred income taxes	121	104
Gain on sale of interests in synfuel projects	(180)	(166)
Gain on sale of assets, net	(31)	(27)
Partners’ share of synfuel project losses	(241)	(158)
Restructuring charges	31	—
Contributions from synfuel partners	177	71
Changes in assets and liabilities, exclusive of changes shown separately	(102)	(88)

Net cash from operating activities	593	590

Investing Activities
Plant and equipment expenditures — utility	(564)	(555)
Plant and equipment expenditures — non-utility	(145)	(52)
Proceeds from sale of interests in synfuel projects	251	151
Proceeds from sale of other assets, net of cash divested	56	62
Restricted cash for debt redemptions	30	55
Other investments	(109)	(95)

Net cash used for investing activities	(481)	(434)

Financing Activities
Issuance of long-term debt	623	617
Redemption of long-term debt	(1,059)	(620)
Short-term borrowings, net	472	106
Issuance of common stock	172	31
Repurchase of common stock	(12)	—
Dividends on common stock	(268)	(265)
Other	(5)	(5)

Net cash used for financing activities	(77)	(136)

Net Increase in Cash and Cash Equivalents	35	20
Cash and Cash Equivalents at Beginning of the Period	56	54

Cash and Cash Equivalents at End of the Period	$91	$74

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2005	2004	2005	2004
Operating Revenues	$1,409	$958	$3,434	$2,679

Operating Expenses
Fuel and purchased power	604	238	1,248	654
Operation and maintenance	325	361	976	1,064
Depreciation and amortization	174	128	484	364
Taxes other than income	68	62	200	192
Asset gains and losses, net	(26)	—	(26)	(1)

	1,145	789	2,882	2,273

Operating Income	264	169	552	406

Other (Income) and Deductions
Interest expense	68	72	201	215
Interest income	(1)	—	(2)	—
Other income	(17)	(13)	(47)	(43)
Other expenses	20	16	62	61

	70	75	214	233

Income Before Income Taxes	194	94	338	173

Income Tax Provision	80	32	126	59

Reported Earnings	114	62	212	114

Adjustments

Incremental non-recurring DTE2 project costs	3	1	8	6
Effective tax rate normalization	(3)	(1)	(3)	(2)
Gain on sale of assets to MGM	(17)	—	(17)	—
Stranded Cost adjustment	—	—	—	(7)

Operating Earnings	$97	$62	$200	$111

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to
Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2005	2004	2005	2004

Operating Revenues	$206	$155	$1,301	$1,141

Operating Expenses
Cost of gas	100	64	858	713
Operation and maintenance	93	90	308	295
Depreciation, depletion and amortization	23	28	73	81
Taxes other than income	9	12	35	37
Asset (gains) and losses, net	—	—	48	(2)

	225	194	1,322	1,124

Operating Income (Loss)	(19)	(39)	(21)	17

Other (Income) and Deductions
Interest expense	14	14	42	41
Interest income	(3)	(2)	(8)	(7)
Other	—	—	—	1

	11	12	34	35

Income (Loss) Before Income Taxes	(30)	(51)	(55)	(18)
Income Tax Provision (Benefit)	(189)	2	(151)	2

Reported Earnings	159	(53)	96	(20)

Adjustments
Incremental non-recurring DTE2 project costs.	2	1	4	4
April 2005 MPSC gas orders	—	—	57	—
Effective tax rate normalization	(181)	23	(130)	15

Operating Earnings	$(20)	$(29)	$27	$(1)

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and 10Q.

DTE Energy Debt/Equity Calculation
As of September 30, 2005
($ millions)

Short-term borrowings	875
Current portion long-term debt, including capital leases	888
Mortgage bonds, notes and other	4,979
Securitization bonds	1,295
Capital lease obligations	59
Equity-linked securities	175
less MichCon short-term debt	(166)
less securitization debt, including current portion	(1,399)

Total debt	6,706

Trust preferred	289

Total preferred/ other	289

Equity	5,431

Total capitalization	12,426

Debt	54.0%
Preferred stock	2.3%
Common shareholders’ equity	43.7%

Total	100.0%

Sales Analysis — Q3 2005
Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2005	Q3 2004	% Change

Residential	5,554,576	4,113,927	35%
Commercial	4,461,908	3,557,384	25%
Industrial	3,197,271	2,854,400	12%
Other	691,397	628,397	10%

	13,905,152	11,154,108	25%
Interconnection	1,110,357	1,442,501	-23%
Choice*	1,697,176	2,654,802	-36%

TOTAL SALES	16,712,685	15,251,411	10%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2005	Q3 2004	% Change

Residential	508,444	369,059	38%
Commercial	376,134	294,301	28%
Industrial	187,559	137,412	36%
Other	34,172	29,209	17%

	1,106,309	829,981	33%
Interconnection	139,351	58,090	140%
Choice*	32,915	50,506	-35%

TOTAL REVENUES	1,278,575	938,577	36%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q3 2005	Q3 2004	% Change

Residential	7,262,523	9,180,323	-21%
Commercial	2,413,047	2,695,926	-10%
Industrial	201,249	188,258	7%

	9,876,819	12,064,507	-18%
End User
Transportation*	34,491,497	27,441,684	26%

TOTAL SALES	44,368,316	39,506,191	12%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q3 2005	Q3 2004	% Change

Residential	102,002	96,522	6%
Commercial	30,857	26,379	17%
Industrial	2,188	1,652	32%

	135,047	124,553	8%
End User Transportation*	24,268	20,819	17%

TOTAL REVENUES	159,315	145,372	10%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q3 2005	Q3 2004	% Change

Actuals	775	470	65%
Normal	537	537

Deviation from normal	44%	-12%
Heating Degree Days
MichCon service territory

	Q3 2005	Q3 2004	% Change

Actuals	58	134	-57%
Normal*	182	147

Deviation from normal	-68%	-9%

*	2005 data based on 30-year average, 2004 data based on 10-year average